Ivy Funds Variable Insurance Portfolios

Supplement dated April 15, 2015 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014, May 29, 2014, July 9, 2014, August 4, 2014, November 14, 2014,

December 12, 2014 and April 1, 2015

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Bond:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Portfolio since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Portfolio since August 2014. Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Portfolio.

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Limited-Term Bond:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Portfolio since its inception in August 2010, and Susan Regan, Vice President of WRIMCO, has managed the Portfolio since August 2014. Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Portfolio.

The following is added as a new paragraph to the “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Bond” and “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Limited-Term Bond” sections, respectively:

Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Portfolio.

Supplement	Prospectus	1